SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                             FORM 8-K


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 15,1997

                       Forestry  International, Inc.
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)


                              Colorado
         -----------------------------------------------------
           (State or other jurisdiction of incorporation)


              0-23310                              84-1116284
         ------------------------------------------------------
         (Commission File Number)          (I.R.S. Employer
                                           Identification No.)


             4640 Poplar Springs Drive, Meridian, MS 39305
         ---------------------------------------------------------------
            (Address of principal executive offices including zip code)


  (Registrant's telephone number including area code) (601) 485-3199

            3415 S. Frontage Road, P.O. Drawer 5314 Meridian,MS 39302
        ----------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant

    On November 24, 1997, Mr. E. Perry Gower was appointed to serve on the Board of Directors of Forestry International, Inc. as a Director.


Item 2.  Acquisition or Disposition of Assets

     Not Applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

            Not Applicable

Item 5. Other Events

     Registrant has relocated it's principal business address to 4640 Poplar Springs Drive, Suite A - 29 Meridian, Mississippi, 39305

     In November 1997 Forestry International, Inc. received from Mr. Randy Popo President of Dixieland Forest Products, Inc. a Notice of Default, which alleged that Forestry failed to obtain the release of Mr. Pope's personal guarantees of indebtedness for Dixieland Forest Products, Inc.

     The Officers of Forestry Internationl are continuing to seek financing to enable the Company to obtain a release of Mr. Pope's guarantees in order to cure the alleged default.

Item 6.  Resignation of Registrant's Directors

     In November 1997 Mr. Steve Busby resigned as a Director of the Company.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Not Applicable













                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FORESTRY INTERNATIONAL, INC.  Date: February 6, 1998
(Registrant)

By:  _____________________
     Louis R. Turp, Chief Executive Officer
[TEXT]